Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity

Note 16 – Equity

Ordinary shares

Infobird Cayman was established under the laws of the Cayman Islands on March 26, 2020.

On September 9, 2022, the Company effected the 1-for-5 Share Consolidation of its ordinary shares pursuant to the Company’s second amended and restated memorandum and articles of association. The Company has retroactively restated all share and per share data for all of the periods presented pursuant to ASC 260 to reflect the Share Consolidation. Prior to September 9, 2022, the authorized number of ordinary shares was 50,000,000 (pre-Share Consolidation) shares with a par value of $0.001 (pre-Share Consolidation) per ordinary share, and 19,000,000 (pre-Share Consolidation) ordinary shares were issued on March 26, 2020.

On September 29, 2022, the Company has entered into a Securities Purchase Agreement (the “Agreement 1”) with a purchaser. Pursuant to the Agreement 1, the Company agreed to sell to this purchaser 500,000 shares of common stock for a consideration of $277,500. On September 29, 2022, the Company issued 500,000 shares to this purchaser.

On October 8, 2022, the Company has entered into a Securities Purchase Agreement (the “Agreement 2”) with a purchaser. Pursuant to the Agreement 2, the Company agreed to sell to this purchaser 500,000 shares of common stock for a consideration of $287,500. On October 8, 2022, the Company issued 500,000 shares to this purchaser.

On November 9, 2022, the Company has entered into a Securities Purchase Agreement (the “Agreement 3”) with a purchaser. Pursuant to the Agreement 3, the Company agreed to sell to this purchaser 500,000 shares of common stock for a consideration of $202,500. On November 9, 2022, the Company issued 500,000 shares to this purchaser.

On December 23, 2022, we issued the convertible notes (the “2022 CB”) in the aggregate principal amount of US$6.25 million pursuant to the convertible note purchase agreement dated November 25, 2022, under which the holder of the 2022 CB (the “2022 CB Holder”) may subscribe at eighty percent of the face value up to US$12.5 million in aggregate principal amount of our two-year convertible notes. On the same date of the 2022 CB issuance, the 2022 CB Holder elected to convert the 2022 CB at the conversion price of US$0.5, representing the floor price of the conversion price, resulting in the issuance of 12.5 million ordinary shares. Immediately following the issuance, the Company had 19,093,315 ordinary shares outstanding.

On April 22, 2021, the Company completed its initial public offering (“IPO”) of 1,250,000 ordinary shares, par value $0.005 per share, and on June 8, 2021, issued 25,000 ordinary shares pursuant to the underwriter’s partial exercise of its over-allotment option in connection with the IPO, at a public offering price of $20.00 per share, which resulted in net proceeds to the Company of approximately $20.8 million after deducting underwriting discounts and commissions and other expenses.

During the year ended December 31, 2021, the Company granted 14,000 ordinary shares to two consulting firms based on grant date fair value of $150,600 to be amortized over stated services period.

Upon execution of 1-for-5 Share Consolidation, the Company recognized additional 4,135 shares of ordinary share due to round up.

As a result, the Company had 5,000,000,000 and 10,000,000 authorized ordinary shares, par value $0.005 per share, of which 19,093,315 and 5,093,315 shares were issued and outstanding as of December 31, 2022 and 2021, respectively.

Warrants

In connection with the IPO, on April 22, 2021, the Company issued warrants to purchase 125,000 ordinary shares at $20.00 per share, are exercisable upon issuance and will expire on March 31, 2026 which is five years from the effective of the registration statement. As of December 31, 2022, the Company had warrants to purchase 125,000 ordinary shares outstanding with an exercise price of $20.00 per share and remaining lives of 3.25 years.

The Company’s outstanding warrants are classified as equity since they qualify for exception from derivative accounting as they are considered to be indexed to the Company’s own stock and require net share settlement. The fair value of the warrants of approximately $1.3 million is valued based on the Black-Scholes-Merton model and is recorded as additional paid-in capital from common stock based on the relative fair value of net proceeds received using the following assumptions:

Annual dividend yield	—
Expected life (years)	5.0
Risk-free interest rate	0.92%
Expected volatility	95.15%

Following is a summary of the status of warrants outstanding and exercisable as of December 31, 2022:

	Warrants	Weighted Average Exercise Price
Warrants outstanding, as of December 31, 2019	—	$—
Issued	—	—
Exercised	—	—
Expired	—	—
Warrants outstanding, as of December 31, 2020	—	—
Issued	125,000	20.0
Exercised	—	—
Expired	—	—
Warrants outstanding, as of December 31, 2021	125,000	20.0
Issued	—	$—
Exercised	—	—
Expired	—	—

Warrants outstanding, as of December 31, 2022	125,000	$20.0

Warrants exercisable, as of December 31, 2022	125,000	$20.0

Share-based compensation

During the year ended December 31, 2021, the Company granted 14,000 ordinary shares to two consulting firms based on grant date fair value of $150,600 to be amortized over stated services period. For the year ended December 31, 2022, 2021, and 2020, share-based compensation expenses was amounted to $10,133, $140,467, and nil , respectively. As of December 31, 2022, the share-based compensations had been fully amortized by the Company.

Restricted assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by Infobird WFOE, Infobird Beijing, Infobird Anhui, Infobird Guiyang and Qishuo (collectively “Infobird PRC entities”) only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Infobird PRC entities.

Infobird PRC entities are required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, Infobird PRC entities may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. Infobird PRC entities may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration of Foreign Exchange.

As a result of the foregoing restrictions, Infobird PRC entities are restricted in their ability to transfer their assets to the Company. Foreign exchange and other regulation in the PRC may further restrict Infobird PRC entities from transferring funds to the Company in the form of dividends, loans and advances. As of December 31, 2022 and 2021, amounts restricted are the paid-in-capital, registered capital and statutory reserves of Infobird PRC entities, which amounted to $19.3 million and $15.7 million, respectively.

Statutory reserves

During the years ended December 31, 2022, 2021 and 2020, Infobird PRC entities collectively attributed nil , $11,587, and $405,771 of retained earnings for their statutory reserves, respectively.